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FIRST AMENDMENT

TO FIRST AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

        THIS First Amendment to First Amended and Restated Revolving Credit Agreement by and among RED RIVER ENERGY, L.L.C., an Oklahoma limited liability company (“Energy”), and RED RIVER FIELD SERVICES, L.L.C., an Oklahoma limited liability company (“Services”) (Energy and Services being collectively referred to herein as the “Borrowers”) and BANK OF OKLAHOMA, NATIONAL ASSOCIATION (the “Bank”) is entered into effective as of the ____ day of February, 2000.

W I T N E S S E T H:

        WHEREAS, pursuant to that certain First Amended and Restated Revolving Credit Agreement dated as of March 30, 1999 (the “Existing Credit Agreement”) the Bank extended to the Borrowers on a joint and several basis a Commitment for a $25,000,000 Revolving Credit Loan upon the terms and conditions therein set forth and under which Revolving Credit Loan advances would be extended from time to time to Borrowers by the Bank, subject to certain Collateral Borrowing Base and other limitations and conditions;

        WHEREAS, Borrowers have requested the Bank to increase the existing Collateral Borrowing Base from $7,700,000 to $9,200,000 effective as of the date hereof, to modify certain of the financial covenants of the Existing Credit Agreement retroactively effective as of January 1, 1999, and to include Red River Energy, Inc., an Oklahoma corporation, and the parent of Energy (the “First Tier Parent”), as an additional guarantor of all of the Indebtedness of the Borrowers pursuant to the Commitment and, subject to certain terms and conditions hereinafter set forth, to consent to the merger of the First Tier Parent with a wholly owned subsidiary of Beta Oil and Gas, Inc. (the “Additional Guarantor”) and concurrent with such merger, the change of the First Tier Parent’s name to Beta Operating Company; and

        WHEREAS, subject to the terms, provisions and conditions hereinafter set forth the Bank is willing to so modify and amend the Existing Credit Agreement.

        NOW, THEREFORE, for good and valuable consideration, the Borrowers and the Bank hereby agree as follows:

        1. The Revolving Credit Loans as evidenced by Note described and defined in the Existing Credit Agreement shall continue to be guaranteed (but only to the extent currently guaranteed) by the Guarantors described and defined therein and by the First Tier Parent. The Collateral Borrowing Base shall be increased effective as of the date hereof to the maximum principal amount of $9,200,000.

        2. The term “Guaranties” in Section 1.26 of the Existing Credit Agreement shall be amended to include Exhibit H-7 annexed hereto. The term “Guarantors” in Section 1.27 of the Existing Credit Agreement shall be amended to include the First Tier Parent.

        3. Section 6.19 of the Existing Credit Agreement is hereby amended and modified to also limit distributions and dividends by the First Tier Parent to the Additional Guarantor to such amounts as may be approved in writing from time to time by the Bank, as well as such other limitations therein set forth concerning the Borrowers.

        4. Section 6.20 of the Existing Credit Agreement is amended to delete the amount “$500,000” and insert in lieu thereof the amount “$1,000,000,” effective as of January 1, 1999.

        5. Section 6.23 of the Existing Credit Agreement is amended to delete the amount “$100,000” and insert in lieu thereof the amount “$200,000,” effective as of January 1, 1999.

        6. The consent of the Bank to the merger of the First Tier Parent with a wholly subsidiary of the Additional Guarantor and the resulting change of the corporate name of the First Tier Parent to Beta Operating Company is conditional upon (i) the Additional Guarantor’s execution and delivery to the Bank of its absolute and unconditional guarantee of the Indebtedness under the Existing Credit Agreement concurrently therewith in form and substance acceptable to the Bank; and (ii) delivery to the Bank of the Additional Guarantor’s corporate certificate (with certificate or articles of incorporation and bylaws annexed thereto), resolutions and good standing certificates as reasonably deemed appropriate by the Bank.

. 7. The remaining terms, provisions and conditions set forth in the Existing Credit Agreement shall remain in full force and effect. The Borrowers restate, confirm and ratify the warranties, covenants and representations set forth therein and further represents to the Bank that, except as and to the extent expressly waived in writing by the Bank, no default or Event of Default exists under the Existing Credit Agreement as of the date hereof. The Borrowers further confirm, grant and regrant and repledge to the Bank a continuing and continuous first and prior security interest in and pledge of the items and types of Collateral more particularly described in Article IV of the Existing Credit Agreement and in the Mortgage and the Security Instruments described and defined therein.

        8. The Borrowers shall execute and deliver or cause to be executed and delivered to the Bank such other and further documents and instruments, including amendments or supplements to or restatements of certain of the Loan Documents as may be deemed appropriate by the Bank or the Bank’s legal counsel. The Borrowers agree to pay the Bank’s legal fees incurred in connection with the negotiation, preparation and closing of this First Amendment.

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        IN WITNESS WHEREOF, this First Amendment is executed and delivered to the Bank in Tulsa, Oklahoma, by the undersigned duly authorized officer and manager of each of the Borrowers, which such officer has full power and authority to do so for, on behalf and in the name of each of the Borrowers by virtue of all necessary corporate action of the Board of Directors of each of the Borrowers.

RED RIVER ENERGY, L.L.C., an Oklahoma limited liability company By ----------------------------------------------------------- Robert E. Davis, Jr., Executive Vice President, Chief Financial Officer and Manager "Energy" RED RIVER FIELD SERVICES, L.L.C., an Oklahoma limited liability company By ------------------------------------------ Robert E. Davis, Jr., Executive Vice President, Chief Financial Officer and Manager "Services" (collectively the "Borrowers") BANK OF OKLAHOMA, NATIONAL ASSOCIATION By ----------------------------------------------------- Kevin A. Humphrey, Vice President 698867 "Bank"

RATIFICATION BY GUARANTORS

        The undersigned Guarantors hereby ratify and confirm the continuing effectiveness and enforceability of their respective Limited Guaranty instruments dated as of August 5, 1998 (annexed as Exhibits H-1 through H-6, inclusive, to the Revolving Credit Agreement between Red River Energy, L.L.C., as borrower (“Energy”), and Bank of Oklahoma, National Association, as lender, dated as of August 5, 1998) for the Indebtedness (including the Note) more particularly described and defined in that certain First Amended and Restated Revolving Credit Agreement between and among Energy and Red River Field Services, L.L.C., an Oklahoma limited liability company, as borrowers, and BOK, as lender, dated as of March 30, 1999, as amended by that certain First Amendment to First Amended and Restated Revolving Credit Agreement dated as of even date herewith, for the respective maximum principal amounts therein specified with the same force and effect as if fully restated herein.

        This Ratification may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument dated as of February ___, 2000.

- ----------------------------------------------------------------- - ------------------------------------------------------------------------- Rolf Hufnagel Janet L. McGehee - ----------------------------------------------------------------- - ------------------------------------------------------------------------- Robert E. Davis, Jr. Billy L. Baysinger - ---------------------------------------------------------------- - ------------------------------------------------------------------------- Stephen J. Vogel Brent A. Biggs (collectively the "Guarantors")